1 Investor Presentation Virtual Investor Conference October 5th, 2017 M O N E Y O N M O B I L E O T C Q X : M O M T

SAFE HARBOR PROVISION 2 This presentation and comments made by management may contain forward-looking statements that involve a number of risks and uncertainties associated with our business. The factors that could cause our actual results of operations to differ materially from any forward-looking statements by our management are detailed in our most recently filed Form 10-K or 10-Q’s as applicable. We undertake no obligation to revise any of these statements to reflect future circumstances or the occurrence of unanticipated events. M O N E Y O N M O B I L E O T C Q X : M O M T

Connecting Cash-Based India Consumers to the Digital World M O N E Y O N M O B I L E O T C Q X : M O M T 3

That’s 600 million people. CONTEXT 4 90% of consumer payments in India are cash-based. Half of all Indians don’t have access to a bank account. M O N E Y O N M O B I L E O T C Q X : M O M T

STATE BANK ATM
B.K. PROPERTY ADVISORS

Transacting in cash is *inherently difficult.*

BANK COVERAGE

Bank coverage in India is sparse, only 200k banks, but over 600k towns and villages. Most Indians are not appealing customers to banks, nor do banks offer viable products to this segment.

TIME CONSUMING

Going to multiple locations to handle these transactions is time-consuming and requires expensive transit.

CASH INSECURITY

Cash is difficult to manage — from theft, loss, or destruction.

Making change is a hassle.

MONEYONMOBILE OTCQX:MOMT
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6 • Dockworker in Calcutta. • His family Lives in Bihar – 500 miles away. • Needs to send money to family, pay his cell phone bill, and process a variety of other transactions. • There are 600 million Mohans in India MEET MOHAN OUR CONSUMERS M O N E Y O N M O B I L E O T C Q X : M O M T

7 MoneyOnMobile brings the digital economy the last mile to the consumer with electronic transactions powered by cash. 7 M O N E Y O N M O B I L E O T C Q X : M O M T

PLATFORM 8 Our platform aggregates transactions making for one-stop shopping. MONEY TRANSFER MOBILE TOP-UP CASH-OUT TRAVEL BILL PAY INSURANCE E-COMMERCE SMALL VALUE TRANSACTIONS M O N E Y O N M O B I L E O T C Q X : M O M T

9 1. Consumer hands cash to retailer. 2. Retailer process cash electronically. 3. MoneyOnMobile conducts transaction with vendor. 4. Consumer receives receipt of transaction. CASH SMS RECEIPT ELECTRONIC CONSUMER RETAILER VENDOR HOW IT WORKS THE FLOW M O N E Y O N M O B I L E O T C Q X : M O M T

10 335,000 retailers. In 700 Indian cities. Over 200 million customers touched. Over $2 billion processed. Negligible customer acquisition cost. Near zero transaction cost. M O N E Y O N M O B I L E O T C Q X : M O M T OUR RESULTS

600m 200m Unbanked Banked Real competitor is CASH. 90% of transactions in India happen in cash. COMPETITIVE LANDSCAPE 11 M O N E Y O N M O B I L E O T C Q X : M O M T

FINANCIAL RESULTS 12 Revenue growth from January thru August 2017. 144% GROWTH DRIVERS M O N E Y O N M O B I L E O T C Q X : M O M T • Remittance demand. • Lifts all sales in ATM store. • Line of credit. • Quality of service.

2017 PROCESSING VOLUME GROWTH (unaudited) 13 M O N E Y O N M O B I L E O T C Q X : M O M T $2+ Billion Processed since inception 9% 21% 5% 21% 20% 18% 19% All numbers USD$ unaudited

2017 REVENUE: ACTUAL (unaudited) 14 277K 685K All numbers USD$ unaudited $8.2 Million (Run-rate based on August) M O N E Y O N M O B I L E O T C Q X : M O M T

15 Makes our agents mini-ATMs. Retailers monetize the cash in their tills. Retailers do not need a bank account. Increases company revenue up to 172% after deployment. M O N E Y O N M O B I L E O T C Q X : M O M T GROWTH ACCELERATOR

MOM ATM: EARLY SUCCESS 16 • Immediate revenue growth. • Creates additional foot traffic. • Increase in transactions across all product types. Data from January to August 2017 Per-store revenue increase with roll out of MOM ATM. ENABLED RETAILERS 172% M O N E Y O N M O B I L E O T C Q X : M O M T

MANAGEMENT TEAM



Ranjeet Oak

FOUNDER & PRESIDENT - INDIA

Alumni of IIM Lucknow, 20+ years experience
7 years payment space



Harold Montgomery

CEO - USA

Stanford Univeristy, MBA
Started in payments in 1987



Vimal Dhar

STRATEGIC RELATIONSHIPS - INDIA

12 years of experience in the payment space with EasyBill & FinoPaytech



Will Dawson

COO - USA

University of Pennsylvania
MasterCard Mobile Money, COO
Launched Mobile Money in Egypt & Turkey



Shailesh Narang

CFO - INDIA

Qualified Chartered Accountant since 1984
Ranked 37th in All India Chartered Accountant exam



Scott Aery

CFO - USA

Stanford University
10 years Bank of America CFO; VP & CFO, Intl Trade and Comm. Banking

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BOARD 18 • Offers digital payment services to unbanked merchants. • IPO’d in November 2015. • Market capitalization: USD 10.9 Billion. • Revenue: USD 1.7 Billion. *DATA FROM 2016 Jim McKelvey BOARD DIRECTOR CO-FOUNDER OF SQUARE SQUARE OVERVIEW M O N E Y O N M O B I L E O T C Q X : M O M T

Growth Opportunity TRANSACTIONAL COSTS DOWN OPENS OPPORTUNITES 19 Number of Transactions Transaction Siz e Competitor Processing Costs Our Processing Costs Kevin Kelly: Anticipate Free Create a gap and then fill it M O N E Y O N M O B I L E O T C Q X : M O M T

20 Banking Government Benefits Education Healthcare Big Data Digital Commerce Entertainment Any small value transaction EARNING OPPORTUNITIES FUTURE GROWTH M O N E Y O N M O B I L E O T C Q X : M O M T

Find out more at www.MoneyOnMobile-USA.com OTCQX: MOMT